EXHIBIT 10.12


          NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE ON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED EXCEPT IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WHICH IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THAT ACT.

VOID AFTER 5:00 P.M., NEW YORK CITY TIME, ON MAY 28, 2005.

No. W-1                                            274,418 SHARES


                    WARRANT TO PURCHASE SHARES
                          OF COMMON STOCK
                   OF FAMILY BARGAIN CORPORATION

              TRANSFER RESTRICTED -- SEE SECTION 5.01


     This certifies that London Pacific Life & Annuity Company, or registered assigns, (the "Warrant Holder") is entitled to purchase from FAMILY BARGAIN CORPORATION (the "Company"), a Delaware corporation, at any time before 5:00 P.M., New York City time, on the Expiration Date described in Section 1.01(c), the number of fully paid and nonassessable shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") stated above at the Exercise Price described in Section 1.01(b). The Exercise Price and the number and nature of the Warrant Shares which may be purchased on exercise of this Warrant are subject to adjustment as provided in Article III.

                             ARTICLE I

                            DEFINITIONS
                            -----------

     SECTION 1.01. (a) The term "Business Day" means a day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed.

          (b) The term "Exercise Price" means, $6.00 per share, as that price may be adjusted from time to time as provided in Article III.

          (c)  The term "Expiration Date" means May 28, 2005.

          (d) The term "Warrant Holder" means the person or entity named above or any other person or entity in whose name this Warrant is registered on the books of the Company.

          (e) The term "Warrants" means this Warrant and all warrants of like tenor (together evidencing the right to purchase a total of 274,418 shares of Common Stock) originally issued under a Note Exchange Agreement dated April 30, 1998 between the Company and the persons referred to in that Note Exchange Agreement as the Noteholders.

          (f) The term "Warrant Shares" means the shares of Common Stock or other securities deliverable upon exercise of the Warrants.


                            ARTICLE II

                 DURATION AND EXERCISE OF WARRANT
                 --------------------------------

     SECTION 2.01. This Warrant may be exercised at any time before 5:00 P.M., New York City time, on the Expiration Date. If this Warrant is not exercised at or before 5:00 P.M., New York City time, on the Expiration Date, it will become void and neither the Warrant Holder nor any other person will have any rights under this Warrant.

     SECTION 2.02. (a) To exercise this Warrant in whole or in part, the Warrant Holder must surrender this Warrant, with the Subscription Form on it duly executed, to the Company at its principal office accompanied by a certified or official bank check payable to the order of the Company in an amount equal to the Exercise Price for the Warrant Shares as to which this Warrant is being exercised.

          (b) When the Company receives this Warrant with the Subscription Form duly executed and accompanied by payment of the full Exercise Price for the Warrant Shares as to which this Warrant is being exercised, the Company will issue certificates, registered in the name of the Warrant Holder or such other names as are designated by the Warrant Holder, representing the total number of shares of Common Stock (and other securities, if any) as to which this Warrant is being exercised, in such denominations as are requested by the Warrant Holder, and the Company will deliver those certificates to the Warrant Holder.

          (c) If the Warrant Holder exercises this Warrant with respect to fewer than all the Warrant Shares to which it relates, the Company will execute a new Warrant for the balance of the Warrant Shares that may be purchased upon exercise of this Warrant and deliver that new Warrant to the Warrant Holder.

          (d) The Company will pay any taxes which may be payable in respect of the issuance of Warrant Shares or in respect of the issuance of a new Warrant if this Warrant is exercised as to fewer than all the Warrant Shares to which it relates. The Company will not, however, be required to pay any transfer tax which becomes payable because Warrant Shares or a new Warrant are to be registered in a name other than that of the Warrant Holder, and the Company will not be required to issue any Warrant Shares or to issue a new Warrant registered in a name other than that of the Warrant Holder until the Company receives either evidence that any applicable transfer taxes have been paid or funds with which to pay those taxes.

                            ARTICLE III

               Adjustment of Shares of Common Stock
                 PURCHASABLE AND OF WARRANT PRICE
                 --------------------------------

     SECTION 3.01. The Exercise Price and the shares of Common Stock or other securities issuable on exercise of this Warrant are subject to adjustment as follows:

          (a) If, after April 15, 1998, the Company (i) makes a distribution on its Common Stock in shares of its capital stock, (ii) subdivides the outstanding Common Stock into a greater number of shares, or
(iii) combines the outstanding Common Stock into a lesser number of shares, in each such case, the Exercise Price in effect at the record date for the distribution or the effective date of the subdivision or combination will be adjusted so that upon exercise of this Warrant after the record date or effective date with respect to a specified number of Warrant Shares, the Warrant Holder will receive the number and kind of shares which the Warrant Holder would have owned if the Warrant Holder had exercised this Warrant with respect to that number of Warrant Shares immediately before the first of those events and retained all the shares and other securities which the Warrant Holder received as a result of each of those events.

          (b) If, after April 15, 1998, the Company fixes a record date for the issuance (or issues without fixing a record date) to the holders of the Common Stock of rights, options (other than options granted to employees or directors of the Company or its subsidiaries under Plans approved by the Company's stockholders) or warrants to subscribe for or purchase Common Stock, or securities which are convertible into or exchangeable for Common Stock, at an exercise, conversion or exchange price per share less than the lesser of (i) the Exercise Price in effect, or (ii) the mean of the high and low sale prices of the Common Stock reported in the principal market on which the Common Stock is traded (which, on April 15, 1998 is the Nasdaq Small-Cap market) on the record date (or on the date of issuance, if there is no record date), the Exercise Price will be adjusted by multiplying the Exercise Price in effect immediately prior to that record date (or issuance date) by a fraction, the numerator of which is the number of shares of Common Stock outstanding on that record date plus the number of shares of Common Stock which the aggregate exercise, conversion or exchange price would purchase at that Exercise Price and the denominator of which is the number of shares of Common Stock outstanding on that record date (or issuance date) plus the number of additional shares of Common Stock which the Company would be required to issue upon exercise, conversion or exchange of all the rights, options, warrants or convertible or exchangeable securities. Each adjustment will become effective at the close of business on the record date for issuance of the rights, options, warrants or convertible or exchangeable securities (or the date of issuance, if there is no record date). For the purposes of this Section 3.01(b), the exercise, conversion or exchange price of rights, options, warrants or convertible or exchangeable securities will include any consideration the holders of the Common Stock are required to pay in order to receive the rights, options, warrants or convertible or exchangeable securities, as well as any consideration the holders are required to pay upon exercise, conversion or exchange (other than surrender of the securities being exercised, converted or exchanged). If the right to exercise any rights, options or warrants, or to convert or exchange any convertible or exchangeable securities, the issuance of which results in an adjustment under this Section 3.01(b), expires in whole or in part without that right's being exercised, when that occurs, the Exercise Price will be readjusted as though the rights, options, warrants or convertible or exchangeable securities which were not exercised, converted or exchanged had not been issued. However, no readjustment will affect any exercise of this Warrant which takes place before the readjustment.

          (c) If, after April 15, 1998, the Company distributes to the holders of its Common Stock any cash (other than a cash dividend which, together with all other cash dividends paid within 12 months before the record date for the cash dividend, does not exceed five percent of the Exercise Price in effect on the record date for the cash dividend), evidences of indebtedness or other assets (other than distributions to which Section 3.01(a) or (b) applies), in each such case, the Exercise Price will be adjusted by subtracting from the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive the distribution, the value of the cash, evidences of indebtedness or other assets to be distributed with respect to a share of Common Stock. Each adjustment under this Section will be effective at the close of business on the record date for the determination of stockholders entitled to receive the distribution which results in the adjustment. The value of evidences of indebtedness or other assets will be their fair market value as determined in good faith by the Board of Directors of the Company.

          (d) If, after April 15, 1998, the Company sells or otherwise issues any Common Stock (other than in a transaction to which Section 3.01(a) applies or upon exercise of rights, options or warrants, or conversion or exchange of convertible or exchangeable securities) at a price per share which is less than the lesser of (i) the Exercise Price in effect immediately before the sale or other issuance, or (ii) the Market Price on the day before the sale or other issuance, in each such case, the Exercise Price will be adjusted, effective at the close of business on the day of the sale or other issuance, by multiplying the Exercise Price in effect immediately before the sale or other issuance by a fraction (i) the numerator of which will be equal to the sum of (A) the number of shares of Common Stock outstanding immediately before the sale or other issuance plus
(B) the number of shares of Common Stock which could be purchased at the Exercise Price in effect immediately before the sale or other the issuance for the consideration received by the Company upon the sale or other issuance, and (ii) the denominator of which will be the total number of shares of Common Stock outstanding immediately after the sale or other issuance. If, after April 15, 1998, the Company sells or otherwise issues any rights, options, warrants or convertible or exchangeable securities (other than in a distribution to which Section 3.01(b) applies and other than options granted to employees or directors of the Company or its subsidiaries under plans approved by the Company's stockholders), when it does so it will, for the purpose of this Section 3.01(d), be treated as having sold the Common Stock it would be required to issue upon exercise of all the rights, options or warrants, or upon conversion or exchange of all the convertible or exchangeable securities, for a price per share equal to
(i) (A) the total price paid for the rights, options or warrants or convertible or exchangeable securities, divided by (B) the number of shares of Common Stock issuable on exercise, conversion or exchange of the rights, options, warrants or convertible or exchangeable securities, plus (ii) any additional consideration per share of Common Stock which must be paid upon exercise of the rights, options or warrants or conversion or exchange of the convertible or exchangeable securities (other than surrender of the securities being exercised, converted or exchanged). If the right to exercise any rights, options or warrants, or to convert or exchange any convertible or exchangeable securities, the issuance of which results in an adjustment under this Section 3.01(d), expires in whole or in part without that right's being exercised, when that occurs, the Exercise Price will be readjusted as though the rights, options, warrants or convertible or exchangeable securities which were not exercised, converted or exchanged had not been issued. However, no readjustment will affect any exercise of this Warrant which takes place before the readjustment.

          (e) If, after the April 15, 1998, there is a reclassification or change of outstanding shares of Common Stock (other than a change in par value or a change as a result of a subdivision or combination to which
Section 3.01(a) applies) or a merger or consolidation of the Company with any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock, or a sale or transfer of all or substantially all the assets of the Company and distribution of all or a portion of the proceeds of that sale or transfer, upon any subsequent exercise of this Warrant as to a specified number of Warrant Shares, the Warrant Holder will be entitled to receive the kind and amount of securities, cash and other property which the Warrant Holder would have received if the Warrant Holder had exercised this Warrant as to that number Warrant Shares immediately before the first of those events and had retained all the securities, cash and other assets received as a result of these events.

          (f) If all or part of the consideration for, or payable on exercise, conversion or exchange of, any shares of Common Stock, rights, options, warrants or convertible or exchangeable securities is other than cash, for the purposes of this Section 3.01, the non-cash consideration will be valued at its fair market value as determined in good faith by the Board of Directors of the Company. If in connection with any sale or other issuance of Common Stock or other securities or assets, the Company is required to pay underwriting discounts or other fees or commissions, for the purposes of this Section 3.01, the consideration the Company receives will be the amount it receives net of the underwriting discounts, fees or commissions.

          (g) If the exercise price of any rights, options or warrants, or the conversion or exchange price of any convertible or exchangeable securities, is changed, on the day the change becomes effective, the Company will be treated for the purposes of the Warrants as having (i) cancelled the outstanding rights, options, warrants or convertible or exchangeable securities which were exercisable, convertible or exchangeable at the prior price and (ii) issued new rights, options, warrants or convertible or exchangeable securities which are exercisable, convertible or exchangeable at the new price.

          (h) No adjustment in the Exercise Price will be required if the adjustment is less than $.10 per Warrant Share. However, any adjustments which are not made because of this Section 3.01(h) will be carried forward and taken into account in any subsequent adjustments. All calculations under this Section 3.01 will be made to the nearest cent or to the nearest whole share, as the case may be.

          (i)  Upon  each adjustment  of  the  Exercise  Price  under  this
Section 3.01, the number of Warrant Shares which will be issued upon exercise of this Warrant will be adjusted so that (i) if this Warrant is exercised in full, the Warrant Holder will receive (A) the number of Warrant Shares the Warrant Holder would receive by exercising this Warrant in full immediately before the adjustment, times (B) the Exercise Price in effect immediately before the adjustment, divided by (C) the Exercise Price in effect after the adjustment, and (ii) if this Warrant is exercised only in part, the Warrant Holder will receive the fraction of the number of Warrant Shares the Warrant Holder would have received if it had exercised this Warrant in full of which the numerator is the number of Warrant Shares as to which this Warrant is exercised and the denominator is the total number of Warrant Shares issuable on exercise of this Warrant.

          (j) If any adjustment in the Exercise Price or in the number of shares or type of securities to be issued upon exercise of this Warrant becomes effective as of a record date for a specified event, and this Warrant is exercised between that record date and the date the event occurs, the Company may elect to defer, until the event occurs, issuing to the Warrant Holder the shares of Common Stock or other securities to which the Warrant Holder is entitled solely by reason of that event. However, if the Company does that, when this Warrant is exercised, the Company will deliver to the Warrant Holder a due bill or other instrument evidencing the Warrant Holder's right to receive the additional shares or other securities upon occurrence of the event.

     SECTION 3.02. Whenever the Exercise Price or the number of Warrant Shares are adjusted as provided in this Section, the Company will send to the Warrant Holder a certificate signed by its principal accounting officer setting forth the adjusted Exercise Price, the adjusted number of Warrant Shares and the date the adjustment became effective, and containing a brief description of the events which caused the adjustment.

     SECTION 3.03.  If at any time after April 15, 1998:

          (a) the Company declares a dividend or other distribution on its Common Stock, other than a dividend payable in cash out of its undistributed net income in an amount per share which, together with all other cash dividends paid within 12 months before the record date for the dividend, does not exceed five percent of the Exercise Price in effect on that record date; or

          (b) the Company authorizes the granting or issuance to the holders of its Common Stock as a class of rights, warrants or options to subscribe for or purchase any shares of any class or any other securities; or

          (c) there is any reclassification of the Common Stock (other than a subdivision or combination of its outstanding Common Stock), or any consolidation or merger to which the Company is a party and for which approval of the holders of the Common Stock is required, or a sale or transfer of all or substantially all the assets of the Company; or

          (d) there is a voluntary or involuntary dissolution, liquidation or winding up of the Company;

in each case, the Company will mail to the Warrant Holder at least 20 days before the applicable record date a notice stating (i) the record date for the dividend, distribution or rights, or, if there will not be a record date, the date as of which the holders of record of Common Stock who will be entitled to the dividend, distribution or rights will be determined, or
(ii) the date on which the reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected the holders of record of Common Stock who will be entitled to receive securities or other property with respect to their Common Stock as a result of the reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up will be determined. Failure to give any notice or any defect in the notice will not affect the validity of the action which should have been the subject of the notice.

     SECTION 3.04. The form of Warrant need not be changed because of any change in the Exercise Price or in the number of Warrant Shares which may be purchased by exercising Warrants and Warrants issued after the change may state the same Exercise Price and the same number of Warrant Shares as are stated in Warrants issued before the change. However, the Company may at any time make any change in the form of Warrant that it deems appropriate to reflect a change in the Exercise Price or in the Warrant Shares which may be purchased by exercising Warrants (provided the change in the form of Warrant does not otherwise affect the substance of the Warrant), and any Warrant issued after the form of Warrant is changed may be in the changed form.


                            ARTICLE IV

                   Other Provisions Relating to
                     RIGHTS OF WARRANT HOLDER
                     ------------------------

     SECTION 4.01. The Warrant Holder will not, as such, be entitled to vote, to receive dividends or to have any other of the rights of a shareholder of the Company, except that after this Warrant is exercised in accordance with the terms of this Warrant, the persons in whose names the Warrant Shares purchased through exercise of this Warrant are to be issued will be deemed to become the holders of record of those Warrant Shares for all purposes even if certificates representing those Warrant Shares are not issued.

     SECTION 4.02. (a) The Company will at all times reserve and keep available for issuance upon exercise of this Warrant the number of authorized and unissued shares of Common Stock equal to the maximum number of shares of Common Stock the Company may be required to issue upon exercise of this Warrant.

          (b) The Company will take all steps which are necessary so that all the shares of Common Stock (or other securities) which the Company may be required to issue on exercise of this Warrant will, upon issuance, be listed on each securities exchange and quoted on each automated quotation system on which the Common Stock is (or those other securities are) listed or quoted.

          (c) All shares of Common Stock issued on exercise of this Warrant will, when they are issued, be validly issued, fully paid, nonassessable and free of preemptive rights.

     SECTION 4.03. The Company will not be required to issue any fraction of a share upon exercise of this Warrant. In any case in which the Warrant Holder would, except for the provisions of this Section 4.03, be entitled to receive a fraction of a share upon exercise of this Warrant, the Company will, upon exercise of this Warrant, issue the maximum number of whole shares it is required to issue, but the Company will not be required to make any payment or give any other consideration with respect to a fraction of a share to which the Warrant Holder would be entitled except for this
Section 4.03.

     SECTION 4.04. The Company will maintain a Warrant Register in which the name and address of each registered holder of Warrants will be recorded.

     SECTION 4.05. Notices or other communications to the Warrant Holder will be deemed given by the Company on the third Business Day after the day on which they are sent by first class mail addressed to the Warrant Holder at the Warrant Holder's last known address shown on the Warrant Register maintained by the Company.

     SECTION 4.06. Until this Warrant is properly presented for registration of transfer of this Warrant, the Company may treat the Warrant Holder as the absolute owner of this Warrant for all purposes, including for the purpose of determining the persons entitled to exercise this Warrant, despite any notice to the contrary.


                             ARTICLE V

                       TRANSFER OF WARRANTS
                       --------------------

     SECTION 5.01. This Warrant may not be sold, transferred, assigned, or hypothecated, except in a transaction registered under the Securities Act of 1933, as amended, (the "Securities Act") or which is exempt from the registration requirements of that Act.

     SECTION 5.02. Upon surrender of this Warrant to the Company at its principal office with the Form of Assignment (or another instrument of assignment) duly executed and accompanied by (i) evidence that any transfer tax has been paid, or funds sufficient to pay any transfer tax, and (ii)
evidence reasonably satisfactory to the Company that the proposed assignment will not violate Section 5.01, the Company will, without charge, execute and deliver a new Warrant registered in the name of the assignee named in the Form of Assignment (or other instrument of assignment) and will promptly cancel this Warrant. This Warrant may be divided or combined with other Warrants by surrender of this Warrant and any other Warrants with which it is to be combined at the principal office of the Company together with a written notice, signed by the Warrant Holder, specifying the names and denominations in which new Warrants are to be issued.

     SECTION 5.03. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, or (in the case of mutilation) upon surrender of this Warrant, the Company will execute and deliver a new Warrant relating to the same number of Warrant Shares as this Warrant and the lost, stolen, destroyed or mutilated Warrant will become void. Any new Warrant executed and delivered in accordance with this Section 5.03 will constitute an additional contractual obligation of the Company, and will be valid and enforceable whether or not the Warrant which was believed to have been lost, stolen or destroyed is subsequently presented for exercise.


                            ARTICLE VI

           REGISTRATION UNDER THE SECURITIES ACT OF 1933
           ---------------------------------------------

     SECTION 6.01. The holders of the Warrants will be entitled to the benefits of a Registration Rights Agreement dated April 30, 1998 among the Company, American Endeavour Fund Limited and London Pacific Life & Annuity Company.

     SECTION 6.02. Unless the resale of Warrant Shares is the subject of a registration statement which has become effective under the Securities Act, the certificates representing Warrant Shares issued on exercise of this Warrant may bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THOSE SHARES MAY NOT BE OFFERED, SOLD OR TRANSFERRED, EXCEPT IN A TRANSACTION WHICH (i) IS REGISTERED UNDER THAT ACT OR (ii) IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THAT ACT."


                            ARTICLE VII

                           OTHER MATTERS
                           -------------

     SECTION 7.01. The provisions of this Warrant will bind, and inure to the benefit of, the Company and its successors and assigns.

     SECTION 7.02. (a) Any notice or other communication to the Company relating to this Warrant will be deemed given on the day when it is delivered or sent by facsimile transmission (with a confirmation copy sent by mail), or on the third Business Day after the day on which it is sent by first-class mail, to the Company at the following address (or such other address as may be specified by the Company after the date of this Warrant):

                    Family Bargain Corporation
                    4000 Ruffin Road
                    San Diego, CA 92123
                    Attention: President
                    Facsimile No.: (619) 637-4180

          (b) Any notice or other communication to the Warrant Holder will be deemed given when and as provided in Section 4.05.

     SECTION 7.03. This Warrant will be governed by, and construed under, the laws of the State of New York relating to contracts made and to be performed in that state.

     SECTION  7.04.   The  Article  headings   in   this  Warrant  are  for
convenience only, are not part of this Warrant and are not intended to affect the meaning or interpretation of any of the terms of this Warrant.

     IN WITNESS WHEREOF, this Warrant has been executed by the Company on April 30, 1998.

                              FAMILY BARGAIN CORPORATION



                              By /s/ Jonathan W. Spatz
                                 ___________________________________________
                                 Name: Jonathan W. Spatz
                                 Title: Executive Vice President

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                        FORM OF ASSIGNMENT
                        ------------------

                (To Be Signed Only Upon Assignment)



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the attached Warrant to __________________________________ to the extent of the right to purchase _________________ Warrant Shares, and the undersigned appoints ___________________________, with full power of substitution, to transfer that Warrant, with respect to the right to purchase that number of Warrant Shares, on the books of Family Bargain Corporation.


Dated:  ___________, ____



                              ______________________________________________
                              (Signature must conform to the name of the Warrant Holder specified on the face of the Warrant)

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                         SUBSCRIPTION FORM
                         -----------------



To:  FAMILY BARGAIN CORPORATION


     The undersigned irrevocably elects to purchase ________ Warrant Shares by exercising the Warrant to which this form is attached and tenders payment of the full Exercise Price with respect to those Warrant Shares. The undersigned requests that the certificates representing the Warrant Shares as to which the Warrant is being exercised be registered as follows:

Name: _________________________________________________________
Social Security or Employer Identification Number:_____________
Address: ______________________________________________________
Deliver to: ___________________________________________________
Address: ______________________________________________________
         ______________________________________________________


          If the Warrant Shares as to which the Warrant is being exercised are fewer than all the Warrant Shares to which the Warrant relates, please issue a new Warrant for the balance of those Warrant Shares registered in the name of the undersigned and deliver it to the undersigned at the following address:



Address: ______________________________________________________
         ______________________________________________________




Date:_______________          Signature____________________________________
                                        (Signature must conform to the name
                                        of the Warrant Holder specified on
                                        the face of the Warrant)

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